Exhibit 99.1

Worldwide Headquarters 1200 Willow Lake Boulevard St. Paul, Minnesota 55110-5101		Maximillian Marcy Investor Relations Contact 651-236-5062
NEWS	For Immediate Release	September 25, 2013

H.B. Fuller Reports Third Quarter 2013 Results

Third Quarter Adjusted Diluted EPS $0.741;

Third Quarter Diluted EPS From Continuing Operations $0.53

ST. PAUL, Minn. – H.B. Fuller Company (NYSE: FUL) today reported financial results for the third quarter that ended August 31, 2013.

Third Quarter 2013 Highlights Included:

•	Adjusted Gross Profit margin[1] improved 150 basis points versus the prior year;

•	Selling, General and Administrative (SG&A) expense down 3 percent versus the prior quarter or 50 basis points as a percentage of net revenue;

•	Adjusted EBITDA margin[1] up 200 basis points versus prior year’s result and 60 basis points versus prior quarter;

•	EIMEA region EBITDA margin[2] 10.6 percent versus 6.4 percent in last year’s third quarter and on track to achieve 12 percent EBITDA margin target in fourth quarter of this year;

•	Adjusted operating income[3] increased 28 percent versus last year’s adjusted result[1];

•	Adjusted diluted EPS from continuing operations of $0.74[1] up 40 percent versus last year.

Third Quarter 2013 Results:

Net income from continuing operations for the third quarter of 2013 was $27.2 million, or $0.53 per diluted share, versus net income from continuing operations of $24.6 million, or $0.48 per diluted share, in last year’s third quarter. Adjusted diluted earnings per share in the third quarter of 2013 were $0.741, up 40 percent from the prior year’s adjusted result of $0.531.

Net revenue for the third quarter of 2013 was $514.6 million, up 2.8 percent versus the third quarter of 2012. Higher volume, higher average selling prices and positive foreign currency translation positively impacted net revenue growth by 1.4, 0.1 and 1.3 percentage points, respectively. Organic revenue grew by 1.5 percent year-over-year.

“Our third quarter results showed strong progress toward our 2015 strategic goals,” said Jim Owens, H.B. Fuller president and chief executive officer. “We got our revenue growth moving in the right direction and managed our margins and discretionary spending to deliver our commitments for operating profit growth. At the same time we successfully completed major milestones in our European business integration project, keeping us on track to fully deliver the planned financial and strategic benefits from this investment. We have momentum for a strong fourth quarter and to complete another successful, transformational year as part of our current five year plan.”

Adjusted Gross profit margin1 was up approximately 150 basis points compared to the prior year’s result reflecting solid operational improvement as a result of the ongoing business integration project and a generally favorable raw material cost environment. Selling, General and Administrative (SG&A) expense was down by over 3 percent, or 50 basis points as a percentage of net revenue versus the prior quarter and also down by 1 percent, or 70 basis points as a percentage of net revenue versus the prior year as the Company actively reduced discretionary spending.

Balance Sheet and Cash Flow:

At the end of the third quarter of 2013, the Company had cash totaling $160 million and total debt of $493 million. This compares to second quarter 2013 levels of $161 million and $496 million, respectively. Sequentially, net debt was down by approximately $2 million. Capital expenditures were $35 million in the third quarter and $83 million for the year-to-date, with the bulk of this spending related to the Company’s ongoing business integration activities. Operating cash flow in the third quarter was $48 million.

Year-To-Date:

Net income from continuing operations for the first nine months of 2013 was $74.0 million, or $1.44 per diluted share, versus net income from continuing operations of $43.3 million, or $0.85 per diluted share, in the first nine months of 2012. Adjusted total diluted earnings per share in the first nine months of 2013 were $1.901, up 22 percent from the prior year’s first nine months adjusted result of $1.561.

Net revenue for the first nine months of 2013 was $1,513.4 million, up 10.2 percent versus the first nine months of 2012. Higher volume, higher average selling prices, positive foreign currency translation and acquisitions positively impacted net revenue growth by 0.5, 0.4, 0.5 and 8.8 percentage points, respectively. Organic revenue grew by 0.9 percent year-over-year.

Business Integration and Special Charges

The Company has implemented a comprehensive business integration program to deliver synergies related to the acquisition of the Forbo adhesives business and to improve the performance of the EIMEA operating segment. The table below provides an estimate of the expected one-time costs of executing this multi-year project. In addition, the table lists, for each cost element, the costs incurred in the current quarter, for the fiscal year to date and since the project’s inception in the fourth quarter of 2011.

	Expected Costs	Costs Incurred
		Q3 2013	YTD 2013	Inception
Cost Elements	($ millions)	($ millions)	($ millions)	($ millions)
Acquisition and transformation	35	2	6	32
Workforce reduction	53	3	7	35
Facility exit	17	4	7	8
Other	10	3	6	8

Total cash costs	115	12	26	83
Total non-cash costs	8	1	3	6

The estimate of cash costs for the project have remained unchanged from the inception of the project. The estimate of non-cash costs has increased from $6 million to $8 million, reflecting an updated view of the expected fixed asset write-downs associated with the project.

Fiscal 2013 Outlook:

The Company has narrowed earnings guidance for the 2013 fiscal year to a range of $2.60 to $2.65 per diluted share. Earnings for the fourth quarter are expected to be in a range of $0.70 to $0.75 per share. Guidance is based on adjusted earnings per share, which exclude all special charges related to the business integration project which is ongoing.

The table below shows each of the elements of the Company’s 2013 guidance. All amounts shown are presented on the basis described above.

Expected Full-Year
Earnings per Diluted Share	$2.60 to $2.65
Core Tax Rate	30%
Capex ( $ millions)	$110
EBITDA ($ millions)	$255-$260

Conference Call:

The Company will host an investor conference call to discuss third quarter 2013 results on Thursday, September 26, 2013, at 9:30 a.m. Central U.S. time (10:30 a.m. Eastern U.S. time). The conference call audio and accompanying presentation slides will be available to all interested parties via a simultaneous webcast at www.hbfuller.com under the Investor Relations section. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event along with the accompanying presentation will be archived on the Company’s website.

Regulation G:

The information presented in this earnings release regarding regional operating income, regional operating margin, adjusted diluted earnings per share from continuing operations and earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below.

About H.B. Fuller Company:

For over 125 years, H.B. Fuller has been a leading global adhesives provider focusing on perfecting adhesives, sealants and other specialty chemical products to improve products and lives. Recognized for unmatched technical support and innovation, H.B. Fuller brings knowledge and expertise to help its customers find precisely the right formulation for the right performance. With fiscal 2012 net revenue of $1.9 billion, H.B. Fuller serves customers in packaging, hygiene, general assembly, paper converting, woodworking, construction, automotive and consumer businesses. For more information, visit us at www.hbfuller.com and subscribe to our blog.

Safe Harbor for Forward-Looking Statements:

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: the Company’s ability to effectively integrate and operate acquired businesses; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company’s relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. Further information about the various risks and uncertainties can be found in the Company’s SEC 10-Q filings of June 28 and March 29, 2013 and 10-K filing for the fiscal year ended December 1, 2012. All forward-looking information represents management’s best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management’s best estimates of these changes as well as changes in other factors have been included.

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	13 Weeks Ended	Percent of	13 Weeks Ended	Percent of
	August 31, 2013	Net Revenue	September 1, 2012	Net Revenue
Net revenue	$514,579	100.0%	$500,535	100.0%
Cost of sales	(370,072)	(71.9%)	(366,211)	(73.2%)

Gross profit	144,507	28.1%	134,324	26.8%
Selling, general and administrative expenses	(90,604)	(17.6%)	(91,355)	(18.3%)
Special charges, net	(12,775)	(2.5%)	(4,654)	(0.9%)
Other income (expense), net	(1,046)	(0.2%)	(622)	(0.1%)
Interest expense	(4,579)	(0.9%)	(5,950)	(1.2%)

Income from continuing operations before income taxes and income from equity method investments	35,503	6.9%	31,743	6.3%
Income taxes	(10,290)	(2.0%)	(9,358)	(1.9%)
Income from equity method investments	1,937	0.4%	2,222	0.4%

Income from continuing operations	27,150	5.3%	24,607	4.9%
Income from discontinued operations, net of tax	1,211	0.2%	58,716	11.7%

Net income including non-controlling interests	28,361	5.5%	83,323	16.6%
Net income attributable to non-controlling interests	(92)	(0.0%)	(55)	(0.0%)

Net income attributable to H.B. Fuller	$28,269	5.5%	$83,268	16.6%

Basic income per common share attributable to H.B. Fuller [a]
Income from continuing operations	0.54		0.49
Income from discontinued operations	0.02		1.18

	$0.57		$1.68

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations	0.53		0.48
Income from discontinued operations	0.02		1.16

	$0.55		$1.64

Weighted-average common shares outstanding:
Basic	49,913		49,627
Diluted	51,127		50,699
Dividends declared per common share	$0.100		$0.085

Selected Balance Sheet Information (subject to change prior to filing of the Company’s Quarterly Report on Form 10-Q)

	August 31, 2013	December 1, 2012	September 1, 2012
Cash & cash equivalents	$160,259	$200,436	$207,745
Trade accounts receivable, net	318,611	320,152	319,190
Inventories	221,256	208,531	216,025
Trade payables	169,267	163,062	163,274
Total assets	1,800,483	1,786,320	1,747,927
Total debt	493,454	520,225	532,451

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	39 Weeks Ended	Percent of	39 Weeks Ended	Percent of
	August 31, 2013	Net Revenue	September 1, 2012	Net Revenue
Net revenue	$1,513,437	100.0%	$1,372,984	100.0%
Cost of sales	(1,088,938)	(72.0%)	(999,422)	(72.8%)

Gross profit	424,499	28.0%	373,562	27.2%
Selling, general and administrative expenses	(282,050)	(18.6%)	(259,340)	(18.9%)
Special charges	(28,951)	(1.9%)	(43,263)	(3.2%)
Asset impairment charges	—	0.0%	(671)	(0.0%)
Other income (expense), net	(2,482)	(0.2%)	25	0.0%
Interest expense	(14,790)	(1.0%)	(14,317)	(1.0%)

Income from continuing operations before income taxes and income from equity method investments	96,226	6.4%	55,996	4.1%
Income taxes	(28,274)	(1.9%)	(19,288)	(1.4%)
Income from equity method investments	6,020	0.4%	6,567	0.5%

Income from continuing operations	73,972	4.9%	43,275	3.2%
Income from discontinued operations	1,211	0.1%	57,386	4.2%

Net income including non-controlling interests	75,183	5.0%	100,661	7.3%
Net (income) loss attributable to non-controlling interests	(308)	(0.0%)	(151)	(0.0%)

Net income attributable to H.B. Fuller	$74,875	4.9%	$100,510	7.3%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	1.48		0.87
Income from discontinued operations	0.02		1.16

	$1.50		$2.03

Diluted income per common share attributable to H.B. Fuller [a]
Income from continuing operations	1.44		0.85
Income from discontinued operations	0.02		1.14

	$1.47		$1.99

Weighted-average common shares outstanding:
Basic	49,888		49,548
Diluted	51,102		50,558
Dividends declared per common share	$0.285		$0.245

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGIONAL FINANCIAL INFORMATION

In thousands (unaudited)

The Company has realigned its regional reporting to reflect the current organization structure and management accountability. Reconciliations are provided on pages 17 and 18.

	13 Weeks Ended	13 Weeks Ended
	August 31, 2013	September 1, 2012
Net Revenue:
Americas Adhesives	$233,515	$229,806
Construction Products	40,857	37,590
EIMEA	180,753	177,493
Asia Pacific	59,454	55,646

Total H.B. Fuller	$514,579	$500,535

Regional Operating Income:[3]
Americas Adhesives	$34,871	$33,788
Construction Products	3,269	1,299
EIMEA	14,199	6,269
Asia Pacific	1,564	1,613

Total H.B. Fuller	$53,903	$42,969

Depreciation Expense:
Americas Adhesives	$3,710	$4,273
Construction Products	816	831
EIMEA	3,094	3,330
Asia Pacific	1,121	1,090

Total H.B. Fuller	$8,741	$9,524

Amortization Expense:
Americas Adhesives	$1,387	$1,082
Construction Products	1,933	1,921
EIMEA	1,843	1,781
Asia Pacific	481	460

Total H.B. Fuller	$5,644	$5,244

EBITDA:[2]
Americas Adhesives	$39,968	$39,143
Construction Products	6,018	4,051
EIMEA	19,136	11,380
Asia Pacific	3,166	3,163

Total H.B. Fuller	$68,288	$57,737

Regional Operating Margin:[4]
Americas Adhesives	14.9%	14.7%
Construction Products	8.0%	3.5%
EIMEA	7.9%	3.5%
Asia Pacific	2.6%	2.9%

Total H.B. Fuller	10.5%	8.6%

EBITDA Margin:[2]
Americas Adhesives	17.1%	17.0%
Construction Products	14.7%	10.8%
EIMEA	10.6%	6.4%
Asia Pacific	5.3%	5.7%

Total H.B. Fuller	13.3%	11.5%

Net Revenue Growth:
Americas Adhesives	1.6%
Construction Products	8.7%
EIMEA	1.8%
Asia Pacific	6.8%

Total H.B. Fuller	2.8%

NOTE:

*	Numbers are not adjusted for the charge to cost of goods sold in 2013 noted in footnote 1.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGIONAL FINANCIAL INFORMATION

In thousands (unaudited)

The Company has realigned its regional reporting to reflect the current organization structure and management accountability. Reconciliations are provided on pages 17 and 18.

	39 Weeks Ended	39 Weeks Ended
	August 31, 2013	September 1, 2012
Net Revenue:
Americas Adhesives	$670,019	$615,436
Construction Products	117,822	109,763
EIMEA	543,448	482,087
Asia Pacific	182,148	165,698

Total H.B. Fuller	$1,513,437	$1,372,984

Regional Operating Income:[3]
Americas Adhesives	$92,621	$82,515
Construction Products	8,680	4,919
EIMEA	34,817	22,302
Asia Pacific	6,331	4,486

Total H.B. Fuller	$142,449	$114,222

Depreciation Expense:
Americas Adhesives	$11,214	$10,942
Construction Products	2,444	2,545
EIMEA	9,745	8,896
Asia Pacific	3,419	3,335

Total H.B. Fuller	$26,822	$25,718

Amortization Expense:
Americas Adhesives	$3,926	$2,425
Construction Products	5,790	5,730
EIMEA	5,589	3,854
Asia Pacific	1,441	1,204

Total H.B. Fuller	$16,746	$13,213

EBITDA:[2]
Americas Adhesives	$107,761	$95,882
Construction Products	16,914	13,194
EIMEA	50,151	35,052
Asia Pacific	11,191	9,025

Total H.B. Fuller	$186,017	$153,153

Regional Operating Margin:[4]
Americas Adhesives	13.8%	13.4%
Construction Products	7.4%	4.5%
EIMEA	6.4%	4.6%
Asia Pacific	3.5%	2.7%

Total H.B. Fuller	9.4%	8.3%

EBITDA Margin:[2]
Americas Adhesives	16.1%	15.6%
Construction Products	14.4%	12.0%
EIMEA	9.2%	7.3%
Asia Pacific	6.1%	5.4%

Total H.B. Fuller	12.3%	11.2%

Net Revenue Growth:
Americas Adhesives	8.9%
Construction Products	7.3%
EIMEA	12.7%
Asia Pacific	9.9%

Total H.B. Fuller	10.2%

NOTE:

*	Numbers are not adjusted for the charge to cost of goods sold in 2013 noted in footnote 1.
**	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business in 2012 of $3.3 million.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGIONAL FINANCIAL INFORMATION

NET REVENUE GROWTH

(unaudited)

The Company has realigned its regional reporting to reflect the current organization structure and management accountability. Reconciliations are provided on pages 17 and 18.

13 Weeks Ended August 31, 2013

	Americas Adhesives	Construction Products	EIMEA	Asia Pacific	Total HBF
Price	(0.5%)	(1.0%)	1.6%	(1.3%)	0.1%
Volume	2.2%	9.7%	(3.8%)	8.4%	1.4%

Organic Growth	1.7%	8.7%	(2.2%)	7.1%	1.5%
F/X	(0.1%)	0.0%	4.0%	(0.3%)	1.3%

	1.6%	8.7%	1.8%	6.8%	2.8%

39 Weeks Ended August 31, 2013

	Americas Adhesives	Construction Products	EIMEA	Asia Pacific	Total HBF
Price	0.0%	(0.4%)	1.9%	(1.9%)	0.4%
Volume	0.6%	7.7%	(2.9%)	5.4%	0.5%

Organic Growth	0.6%	7.3%	(1.0%)	3.5%	0.9%
F/X	(0.1%)	0.0%	1.2%	0.6%	0.5%
Acquisition	8.4%	0.0%	12.5%	5.9%	8.8%

	8.9%	7.3%	12.7%	10.0%	10.2%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	August 31, 2013	September 1, 2012
Net income including non-controlling interests	$28,361	$83,323
Income (loss) from discontinued operations	(1,211)	(58,716)
Income from equity method investments	(1,937)	(2,222)
Income taxes	10,290	9,358
Interest expense	4,579	5,950
Other income (expense), net	1,046	622
Special charges	12,775	4,654

Regional operating income[3]	53,903	42,969
Depreciation expense	8,741	9,524
Amortization expense	5,644	5,244

EBITDA[2]	$68,288	$57,737
EBITDA margin[2]	13.3%	11.5%

	39 Weeks Ended	39 Weeks Ended
	August 31, 2013	September 1, 2012
Net income including non-controlling interests	$75,183	$100,661
Income from discontinued operations	(1,211)	(57,386)
Income from equity method investments	(6,020)	(6,567)
Income taxes	28,274	19,288
Interest expense	14,790	14,317
Other income (expense), net	2,482	(25)
Asset impairment charges	—	671
Special charges	28,951	43,263

Regional operating income[3]	142,449	114,222
Depreciation expense	26,822	25,718
Amortization expense	16,746	13,213

EBITDA[2]	$186,017	$153,153
EBITDA margin[2]	12.3%	11.2%

NOTE:

*	Numbers are not adjusted for the charge to cost of goods sold in 2013 noted in footnote 1.
**	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business in 2012 of $3.3 million.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	August 31, 2013	September 1, 2012
Net revenue	$514,579	$500,535
Cost of sales	(370,072)	(366,211)

Gross profit	144,507	134,324
Selling, general and administrative expenses	(90,604)	(91,355)

Regional operating income[3]	53,903	42,969
Depreciation expense	8,741	9,524
Amortization expense	5,644	5,244

EBITDA[2]	$68,288	$57,737
EBITDA margin[2]	13.3%	11.5%

	39 Weeks Ended	39 Weeks Ended
	August 31, 2013	September 1, 2012
Net revenue	$1,513,437	$1,372,984
Cost of sales	(1,088,938)	(999,422)

Gross profit	424,499	373,562
Selling, general and administrative expenses	(282,050)	(259,340)

Regional operating income[3]	142,449	114,222
Depreciation expense	26,822	25,718
Amortization expense	16,746	13,213

EBITDA[2]	$186,017	$153,153
EBITDA margin[2]	12.3%	11.2%

NOTE:

*	Numbers are not adjusted for the charge to cost of goods sold in 2013 noted in footnote 1.
**	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business in 2012 of $3.3 million.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		13 Weeks Ended		13 Weeks Ended
		August 31, 2013	Adjustments	August 31, 2013
Net revenue		$514,579	$—	$514,579
Cost of sales		(370,072)	(1,098)	(368,974)

Gross profit		144,507	(1,098)	145,605
Selling, general and administrative expenses		(90,604)	—	(90,604)
Acquisition and transformation related costs	(1,641)
Workforce reduction costs	(3,212)
Facility exit costs	(5,118)
Other related costs	(2,804)

Special charges, net		(12,775)	(12,775)	—
Other income (expense), net		(1,046)	—	(1,046)
Interest expense		(4,579)	—	(4,579)

Income from continuing operations before income taxes and income from equity method investments		35,503	(13,873)	49,376
Income taxes		(10,290)	3,262	(13,552)
Income from equity method investments		1,937	—	1,937

Net income from continuing operations		27,150	(10,611)	37,761
Income from discontinued operations		1,211	1,211	—

Net income including non-controlling interests		28,361	(9,400)	37,761
Net (income) loss attributable to non-controlling interests		(92)	—	(92)

Net income attributable to H.B. Fuller		$28,269	$(9,400)	$37,668

Basic income per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		$0.54	$(0.21)	$0.75
Income from discontinued operations		0.02	0.02	—

		$0.57	$(0.19)	$0.75

Diluted income per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		$0.53	$(0.21)	$0.74 [1]
Income from discontinued operations		0.02	0.02	—

		$0.55	$(0.18)	$0.74

Weighted-average common shares outstanding:
Basic		49,913	49,913	49,913
Diluted		51,127	51,127	51,127

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		13 Weeks Ended		13 Weeks Ended
		September 1, 2012	Adjustments	September 1, 2012
Net revenue		$500,535	$—	$500,535
Cost of sales		(366,211)	—	(366,211)

Gross profit		134,324	—	134,324
Selling, general and administrative expenses		(91,355)		(91,355)
Acquisition and transformation related costs	(2,915)
Workforce reduction costs	(36)
Facility exit costs	(867)
Other related costs	(836)

Special charges, net		(4,654)	(4,654)	—
Other income (expense), net		(622)	—	(622)
Interest expense		(5,950)	—	(5,950)

Income from continuing operations before income taxes and income from equity method investments		31,743	(4,654)	36,397
Income taxes		(9,358)	2,356	(11,714)
Income from equity method investments		2,222	—	2,222

Net income from continuing operations		24,607	(2,298)	26,905
Income from discontinued operations		58,716	—	58,716

Net income including non-controlling interests		83,323	(2,298)	85,621
Net (income) loss attributable to non-controlling interests		(55)	—	(55)

Net income attributable to H.B. Fuller		$83,268	$(2,298)	$85,566

Basic income per common share attributable to H.B. Fuller [a]
Income from continuing operations		0.49	(0.05)	0.54
Income from discontinued operations		1.18	—	1.18

		$1.68	$(0.05)	$1.73

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations		0.48	(0.05)	0.53 [1]
Income from discontinued operations		1.16	—	1.16

		$1.64	$(0.05)	$1.69

Weighted-average common shares outstanding:
Basic		49,627	49,627	49,627
Diluted		50,699	50,699	50,699

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		39 Weeks Ended		39 Weeks Ended
		August 31, 2013	Adjustments	August 31, 2013
Net revenue		$1,513,437	$—	$1,513,437
Cost of sales		(1,088,938)	(1,098)	(1,087,840)

Gross profit		424,499	(1,098)	425,597
Selling, general and administrative expenses		(282,050)	—	(282,050)
Acquisition and transformation related costs	(5,807)
Workforce reduction costs	(7,393)
Facility exit costs	(10,174)
Other related costs	(5,577)

Special charges		(28,951)	(28,951)	—
Other income (expense), net		(2,482)	—	(2,482)
Interest expense		(14,790)	—	(14,790)

Income from continuing operations before income taxes and income from equity method investments		96,226	(30,049)	126,275
Income taxes		(28,274)	6,829	(35,103)
Income from equity method investments		6,020	—	6,020

Income from continuing operations		73,972	(23,220)	97,192
Income from discontinued operations		1,211	1,211	—

Net income including non-controlling interests		75,183	(22,009)	97,192
Net (income) loss attributable to non-controlling interests		(308)	—	(308)

Net income attributable to H.B. Fuller		$74,875	$(22,009)	$96,884

Basic income per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		1.48	(0.47)	1.94
Income from discontinued operations		0.02	0.02	—

		$1.50	$(0.44)	$1.94

Diluted income per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		1.44	(0.45)	1.90 [1]
Income from discontinued operations		0.02	0.02	—

		$1.47	$(0.43)	$1.90

Weighted-average common shares outstanding:
Basic		49,888	49,888	49,888
Diluted		51,102	51,102	51,102

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		39 Weeks Ended		39 Weeks Ended
		September 1, 2012	Adjustments	September 1, 2012
Net revenue		$1,372,984	$—	$1,372,984
Cost of sales		(999,422)	(3,314)	(996,108)

Gross profit		373,562	(3,314)	376,876
Selling, general and administrative expenses		(259,340)		(259,340)
Acquisition and transformation related costs	(15,950)
Workforce reduction costs	(23,558)
Facility exit costs	(2,363)
Other related costs	(1,392)

Special charges		(43,263)	(43,263)	—
Asset impairment charges		(671)		(671)
Other income (expense), net		25		25
Interest expense		(14,317)		(14,317)

Income from continuing operations before income taxes and income from equity method investments		55,996	(46,577)	102,573
Income taxes		(19,288)	10,833	(30,121)
Income from equity method investments		6,567	—	6,567

Income from continuing operations		43,275	(35,744)	79,019
Income from discontinued operations		57,386	—	57,386

Net income including non-controlling interests		100,661	(35,744)	136,405
Net loss attributable to non-controlling interests		(151)	—	(151)

Net income attributable to H.B. Fuller		$100,510	$(35,744)	$136,254

Basic income per common share attributable to H.B. Fuller
Income from continuing operations		0.87	(0.72)	1.59
Income from discontinued operations		1.16	—	1.16

		$2.03	$(0.72)	$2.75

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.85	(0.71)	1.56 [1]
Income from discontinued operations		1.14	—	1.14

		$1.99	$(0.71)	$2.69

Weighted-average common shares outstanding:
Basic		49,548	49,548	49,548
Diluted		50,558	50,558	50,558

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REVISED REGIONAL REPORTING STRUCTURE

In thousands, except per share amounts (unaudited)

	Old Regional Structure
	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Net Revenue
North America Adhesives		190,082	190,641	172,262
Construction Products		40,857	42,934	34,031

North America		230,939	233,575	206,293
EIMEA		180,753	185,194	177,501
Latin America Adhesives		43,433	38,132	35,469
Asia Pacific		59,454	62,115	60,579

Total H.B. Fuller		514,579	519,016	479,842

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Operating Income
North America Adhesives		32,171	28,448	23,474
Construction Products		3,269	4,047	1,364

North America		35,440	32,495	24,838
EIMEA		14,199	14,145	6,473
Latin America Adhesives		2,700	3,377	2,451
Asia Pacific		1,564	2,793	1,974

Total H.B. Fuller		53,903	52,810	35,736

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Operating Margin
North America Adhesives		16.9%	14.9%	13.6%
Construction Products		8.0%	9.4%	4.0%

North America		15.3%	13.9%	12.0%
EIMEA		7.9%	7.6%	3.6%
Latin America Adhesives		6.2%	8.9%	6.9%
Asia Pacific		2.6%	4.5%	3.3%

Total H.B. Fuller		10.5%	10.2%	7.4%

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Depreciation & Amortization
North America Adhesives		4,511	4,447	4,769
Construction Products		2,749	2,729	2,755

North America		7,260	7,176	7,524
EIMEA		4,937	4,821	5,576
Latin America Adhesives		586	395	432
Asia Pacific		1,602	1,539	1,719

Total H.B. Fuller		14,385	13,931	15,251

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
EBITDA
North America Adhesives		36,682	32,895	28,243
Construction Products		6,018	6,776	4,119

North America		42,700	39,671	32,362
EIMEA		19,136	18,966	12,049
Latin America Adhesives		3,286	3,772	2,883
Asia Pacific		3,166	4,332	3,693

Total H.B. Fuller		68,288	66,741	50,987

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
EBITDA Margin
North America Adhesives		19.3%	17.3%	16.4%
Construction Products		14.7%	15.8%	12.1%

North America		18.5%	17.0%	15.7%
EIMEA		10.6%	10.2%	6.8%
Latin America Adhesives		7.6%	9.9%	8.1%
Asia Pacific		5.3%	7.0%	6.1%

Total H.B. Fuller		13.3%	12.9%	10.6%

	New Regional Structure
	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Net Revenue
Americas Adhesives		233,515	228,773	207,731
Construction Products		40,857	42,934	34,031
EIMEA		180,753	185,194	177,501
Asia Pacific		59,454	62,115	60,579

Total H.B. Fuller		514,579	519,016	479,842

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Operating Income
Americas Adhesives		34,871	31,825	25,925
Construction Products		3,269	4,047	1,364
EIMEA		14,199	14,145	6,473
Asia Pacific		1,564	2,793	1,974

Total H.B. Fuller		53,903	52,810	35,736

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Operating Margin
Americas Adhesives		14.9%	13.9%	12.5%
Construction Products		8.0%	9.4%	4.0%
EIMEA		7.9%	7.6%	3.6%
Asia Pacific		2.6%	4.5%	3.3%

Total H.B. Fuller		10.5%	10.2%	7.4%

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Depreciation & Amortization
Americas Adhesives		5,097	4,842	5,201
Construction Products		2,749	2,729	2,755
EIMEA		4,937	4,821	5,576
Asia Pacific		1,602	1,539	1,719

Total H.B. Fuller		14,385	13,931	15,251

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
EBITDA
Americas Adhesives		39,968	36,667	31,126
Construction Products		6,018	6,776	4,119
EIMEA		19,136	18,966	12,049
Asia Pacific		3,166	4,332	3,693

Total H.B. Fuller		68,288	66,741	50,987

	Q4 2013	Q3 2013	Q2 2013	Q1 2013
EBITDA Margin
Americas Adhesives		17.1%	16.0%	15.0%
Construction Products		14.7%	15.8%	12.1%
EIMEA		10.6%	10.2%	6.8%
Asia Pacific		5.3%	7.0%	6.1%

Total H.B. Fuller		13.3%	12.9%	10.6%

H.B. FULLER COMPANY AND SUBSIDIARIES

REVISED REGIONAL REPORTING STRUCTURE

In thousands, except per share amounts (unaudited)

	Old Regional Structure
	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Net Revenue
North America Adhesives	181,269	190,234	193,382	118,096
Construction Products	37,317	37,590	39,679	32,494

North America	218,586	227,824	233,061	150,590
EIMEA	190,336	177,493	193,943	110,651
Latin America Adhesives	41,910	39,572	38,555	35,597
Asia Pacific	62,423	55,646	61,436	48,616

Total H.B. Fuller	513,255	500,535	526,995	345,454

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Operating Income
North America Adhesives	26,118	30,478	25,115	17,495
Construction Products	3,358	1,299	3,148	472

North America	29,476	31,777	28,263	17,967
EIMEA	12,181	6,269	9,485	6,548
Latin America Adhesives	3,792	3,310	3,729	2,387
Asia Pacific	2,870	1,613	2,118	755

Total H.B. Fuller	48,319	42,969	43,595	27,657

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Operating Margin
North America Adhesives	14.4%	16.0%	13.0%	14.8%
Construction Products	9.0%	3.5%	7.9%	1.5%

North America	13.5%	13.9%	12.1%	11.9%
EIMEA	6.4%	3.5%	4.9%	5.9%
Latin America Adhesives	9.0%	8.4%	9.7%	6.7%
Asia Pacific	4.6%	2.9%	3.4%	1.6%

Total H.B. Fuller	9.4%	8.6%	8.3%	8.0%

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Depreciation & Amortization
North America Adhesives	4,895	4,709	4,760	2,461
Construction Products	2,753	2,752	2,736	2,773

North America	7,648	7,461	7,496	5,234
EIMEA	5,649	5,111	5,352	2,287
Latin America Adhesives	563	646	479	326
Asia Pacific	1,699	1,550	1,686	1,303

Total H.B. Fuller	15,559	14,768	15,013	9,150

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
EBITDA
North America Adhesives	31,013	35,187	29,875	19,956
Construction Products	6,111	4,051	5,884	3,245

North America	37,124	39,238	35,759	23,201
EIMEA	17,830	11,380	14,837	8,835
Latin America Adhesives	4,355	3,956	4,208	2,713
Asia Pacific	4,569	3,163	3,804	2,058

Total H.B. Fuller	63,878	57,737	58,608	36,807

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
EBITDA Margin
North America Adhesives	17.1%	18.5%	15.4%	16.9%
Construction Products	16.4%	10.8%	14.8%	10.0%

North America	17.0%	17.2%	15.3%	15.4%
EIMEA	9.4%	6.4%	7.7%	8.0%
Latin America Adhesives	10.4%	10.0%	10.9%	7.6%
Asia Pacific	7.3%	5.7%	6.2%	4.2%

Total H.B. Fuller	12.4%	11.5%	11.1%	10.7%

	New Regional Structure
	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Net Revenue
Americas Adhesives	223,179	229,806	231,937	153,693
Construction Products	37,317	37,590	39,679	32,494
EIMEA	190,336	177,493	193,943	110,651
Asia Pacific	62,423	55,646	61,436	48,616

Total H.B. Fuller	513,255	500,535	526,995	345,454

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Operating Income
Americas Adhesives	29,910	33,788	28,844	19,882
Construction Products	3,358	1,299	3,148	472
EIMEA	12,181	6,269	9,485	6,548
Asia Pacific	2,870	1,613	2,118	755

Total H.B. Fuller	48,319	42,969	43,595	27,657

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Operating Margin
Americas Adhesives	13.4%	14.7%	12.4%	12.9%
Construction Products	9.0%	3.5%	7.9%	1.5%
EIMEA	6.4%	3.5%	4.9%	5.9%
Asia Pacific	4.6%	2.9%	3.4%	1.6%

Total H.B. Fuller	9.4%	8.6%	8.3%	8.0%

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Depreciation & Amortization
Americas Adhesives	5,458	5,355	5,239	2,787
Construction Products	2,753	2,752	2,736	2,773
EIMEA	5,649	5,111	5,352	2,287
Asia Pacific	1,699	1,550	1,686	1,303

Total H.B. Fuller	15,559	14,768	15,013	9,150

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
EBITDA
Americas Adhesives	35,368	39,143	34,083	22,669
Construction Products	6,111	4,051	5,884	3,245
EIMEA	17,830	11,380	14,837	8,835
Asia Pacific	4,569	3,163	3,804	2,058

Total H.B. Fuller	63,878	57,737	58,608	36,807

	Q4 2012	Q3 2012	Q2 2012	Q1 2012
EBITDA Margin
Americas Adhesives	15.8%	17.0%	14.7%	14.7%
Construction Products	16.4%	10.8%	14.8%	10.0%
EIMEA	9.4%	6.4%	7.7%	8.0%
Asia Pacific	7.3%	5.7%	6.2%	4.2%

Total H.B. Fuller	12.4%	11.5%	11.1%	10.7%

[1]	Adjusted diluted earnings per share (EPS) from continuing operations is a non-GAAP financial measure. During the third quarter of 2013, the Company recorded a negative impact on the gross profit margin line of the income statement as the result of a review of custom duties owed for the years 2000 – 2008 in Argentina. On a pre-tax basis, this item amounted to $1.1 million ($0.02 per diluted share). First, second and third quarters of 2013 and 2012 exclude special charges associated with two previously announced events: the EIMEA business transformation project and the expenses associated with the Forbo acquisition integration project, which have been combined and are now referred to as the “business integration”. Special charges, net amounted to $12.8 million, $10.8 million, $5.3 million, $4.7 million, $32.1 million and $6.5 million on a pre-tax basis ($0.17, $0.16, $0.08, $0.05, $0.52 and $0.14 per diluted share) in Q3 2013, Q2 2013, Q1 2013, Q3 2012, Q2 2012 and Q1 2012, respectively. During the second quarter of 2012, the Company recorded a one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business on the gross profit margin line of the income statement. On a pre-tax basis, this “step-up” amounted to $3.3 million dollars ($0.05 per diluted share).
[2]	EBITDA is a non-GAAP financial measure defined on a consolidated basis as gross profit, less SG&A expense, plus depreciation expense, plus amortization expense. On a regional basis it is defined as operating income, plus depreciation expense, plus amortization expense. EBITDA margin is defined as EBITDA divided by net revenue.
[3]	Regional operating income is defined as gross profit less SG&A expense. Items that are reported on the special charges line of the income statement are excluded from the regional operating income calculation. In Q3 2013, Q2 2013, Q1 2013, Q3 2012, Q2 2012 and Q1 2012, special charges, net totaled $12.8 million, $10.8 million, $5.3 million, $4.7 million, $32.1 million and $6.5 million, respectively.
[4]	Regional operating margin is a non-GAAP financial measure defined as gross profit, less SG&A expense, divided by net revenue.